POWER OF ATTORNEY

      KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Empire State Corporation, a corporation organized under the laws of the State of New York, hereby constitutes and appoints Michael P. Pinto, Gary S. Paul, Richard A. Lammert and Steven L. Kaplan, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents for him or her and on his or her behalf and in his or her name, with full power of substitution and resubstitution, in any hand and all capacities, to sign, execute and affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on any appropriate form and all amendments or supplements (including post-effective amendments) thereto with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of trust capital securities, debt securities and guarantees, and grants to each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully and to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand and seal, as of the date specified.


         Dated:
                                       ----------------------------------
                                       Brent D. Baird


         Dated:  June 2, 1997          /s/ John Benisch
                                       ----------------------------------
                                       John H. Benisch


         Dated:  June 2, 1997          /s/ C. Angela Bontempo
                                       ----------------------------------
                                       C. Angela Bontempo


         Dated:  May 30, 1997          /s/ Robert T. Brady
                                       ----------------------------------
                                       Robert T. Brady

         Dated:  May 30, 1997          /s/ Patrick J. Callan
                                       ----------------------------------
                                       Patrick J. Callan


         Dated:  May 30, 1997          /s/ Richard E. Garman
                                       ----------------------------------
                                       Richard E. Garman


         Dated:  May 30, 1997          /s/ James V. Glynn
                                       ----------------------------------
                                       James V. Glynn


         Dated:  May 30, 1997          /s/ Roy M. Goodman
                                       ----------------------------------
                                       Roy M. Goodman


         Dated:  May 30, 1997          /s/ Patrick W.E. Hodgson
                                       ----------------------------------
                                       Patrick W.E. Hodgson


         Dated:  June 2, 1997          /s/ Samuel T. Hubbard, Jr.
                                       ----------------------------------
                                       Samuel T. Hubbard, Jr.


         Dated:  May 30, 1997          /s/ Lambros J. Lambros
                                       ----------------------------------
                                       Lambros J. Lambros


         Dated:
                                       ----------------------------------
                                       Wilfred J. Larson


         Dated:  June 2, 1997          /s/ Jorge G. Pereira
                                       ----------------------------------
                                       Jorge G. Pereira


         Dated:  May 30, 1997          /s/ Raymond D. Stevens, Jr.
                                       ----------------------------------
                                       Raymond D. Stevens, Jr.


         Dated:  May 30, 1997          /s/ Herbert L. Washington
                                       ----------------------------------
                                       Herbert L. Washington


         Dated:  May 30, 1997          /s/ John L. Wehle, Jr.
                                       ----------------------------------
                                       John L. Wehle, Jr.

         Dated:  May 30, 1997          /s/ Robert G. Wilmers
                                       ----------------------------------
                                       Robert G. Wilmers


         Dated:  May 30, 1997          /s/ Michael P. Pinto
                                       ----------------------------------
                                       Michael P. Pinto